UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          February 15, 2005
(Date of earliest event reported)

LABORATORY CORPORATION OF
AMERICA HOLDINGS

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-11353	13-3757370

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA	27215	336-229-1127

(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure

Summary information of the Company dated February 15, 2005.

Exhibits

99.1 Press Release dated February 15, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Laboratory Corporation of America Holdings (Registrant)
Date: February 15, 2005	By:	/s/Bradford T. Smith
Bradford T. Smith, Executive Vice President and Secretary

8-K Filed February 15, 2005

This slide presentation contains forward-looking
statements which are subject to change based on
various important factors, including without
limitation, competitive actions in the marketplace and
adverse actions of governmental and other third-
party payors.  Actual results could differ materially
from those suggested by these forward-looking
statements. Further information on potential factors
that could affect the Company’s financial results is
included in the Company’s Form 10-K for the year
ended December 31, 2003, and subsequent filings,
and will be included in the Company’s Form 10-K for
the year ended December 31, 2004, when filed.

Clinical Labs 40%
POLs 7%
Hospitals 53%

©2004 Laboratory Corporation of America® Holdings

The Clinical Laboratory Testing
Market - $40 billion Annually

Independent clinical lab share
is $16 billion

Represents 2% to 3% of all
health care spending

Influences /directs
approximately 80% of health
care spending

Rapidly evolving technology,
emphasis on preventative
medicine and aging of
population are all driving
growth

Has grown at a CAGR of
between 5% and 6%

Source:    Company estimates, industry reports and 2003 revenue for LabCorp.

Profile of LabCorp

A leader in the esoteric and genomic testing
market and second-largest clinical laboratory
company in North America

Offers more than 4,400 routine and
esoteric/genomic tests

Conducts testing on more than 355,000
specimens daily

Provides lab services to more than 220,000
physicians and other health care providers

Approximately 23,500 employees nationwide

Primary Testing Locations & PSCs

Primary LabCorp Testing Locations

Patient Service Centers

PR

AK

Corporate Headquarters

Burlington, NC

LabCorp’s Investment and
Performance Fundamentals

History of Strong Financial
Performance

Significant Cash Generator

Industry leading EBITDA margins

Strong Balance Sheet

Investment Grade Credit Ratings

$3,250.0
$3,000.0
$2,750.0
$2,500.0
$2,250.0
$2,000.0
$1,750.0
$1,500.0
$1,250.0
$1,000.0
$750.0
$1,919.3
$2,199.8
$2,507.7
$2,939.4
$3,084.8
2000
2001
2002
2003
2004

©2004 Laboratory Corporation of America Holdings

Net Sales (in millions)

25.0%
22.5%
20.0%
17.5%
15.0%
12.5%
10.0%
7.5%
5.0%
17.7%
21.3%
22.5%
24.2%
25.5%
2000
2001
2002
2003
2004

©2004 Laboratory Corporation of America Holdings

EBITDA Margin

$2.60
$2.40
$2.20
$2.00
$1.80
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.80
$1.27
$1.77
$2.22
$2.58
2000
2001
2002
2003
2004

©2004 Laboratory Corporation of America Holdings

EPS

Note:  All numbers are before the required
change in accounting related to the
Company’s zero-coupon subordinated notes

$600.0
$550.0
$500.0
$450.0
$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$246.7
$316.0
$431.5
$564.3
$538.1
2000
2001
2002
2003
2004

©2004 Laboratory Corporation of America Holdings

Operating Cash Flow (in millions)

(1) Includes approximately $50 million of benefit from one-time tax credits recorded in 2003.

(1)

To lead the industry in achieving
long-term growth and profitability
by strengthening our nationwide
core testing business and
expanding our higher-growth,
higher-value esoteric and
genomic businesses.

LabCorp’s Strategy

Strategic Focus Areas

Scientific

Leadership

Managed

Care

Customer

Retention

-Licensing/partnerships

-Cancer

-Specimen tracking

-Call center consolidation

-Report improvement

-Acquisitions

-Appropriate prices

-Reduce leakage

-Value of new lab tests

-Customer connectivity

Fourth Quarter Results (in millions, except per share data)

12/31/03

12/31/04

+/(-)

Revenue

$731.5

$766.5

4.8%

EBITDA

$174.4

$185.0

6.1%

EBITDA Margin

23.8%

24.1%

30

bp

EPS,

before required change in accounting

$0.54

$0.61

13.0%

Reported EPS

$0.52

$0.58

11.5%

(1) For definition of EBITDA and a reconciliation to the most comparable measure under Generally Accepted
Accounting Principles, see Company’s 4th quarter 2004 earnings release furnished on Form 8-K on
February 15, 2005.

(2) For a reconciliation of EPS before the required change in accounting to reported EPS, see Company’s
4th quarter 2004 earnings release furnished on Form 8-K on February 15, 2005.

Full Year Results (in millions, except per share data)

2003

2004

+/(-)

Revenue

$2,939.4

$3,084.8

4.9%

EBITDA

$711.5

$787.8

10.7%

EBITDA Margin

24.2%

25.5%

130

bp

EPS,

before required change in accounting

$2.22

$2.58

16.2%

Reported EPS

$2.11

$2.45

16.1%

(1) For definition of EBITDA and a reconciliation to the most comparable measure under Generally Accepted
Accounting Principles, see Company’s 4th quarter 2004 earnings release furnished on Form 8-K on
February 15,2005.

(2) For a reconciliation of EPS before the required change in accounting to reported EPS, see Company’s
4th quarter 2004 earnings release furnished on Form 8-K on February 15, 2005.

Financial Performance

Price & Volumes:  Trends by Payor Type

Client (Physicians)

Patient

Third Party

(MC/MD/Insurance)

Managed Care

Capitated

Fee for service

Total

LabCorp Total

2002

PPA

$

Accessions

millions

26.27

119.93

31.87

9.28

44.79

30.45

$31.71

29.6

2.3

14.8

13.1

19.3

32.4

79.1

2003

PPA

$

millions

27.07

118.48

34.25

9.95

45.68

32.74

$33.43

31.7

2.5

18.1

12.9

22.7

35.6

87.9

Accessions

YTD 2004

PPA

$

millions

26.61

123.59

34.84

10.36

46.01

33.67

$33.86

32.7

2.5

18.9

12.8

24.2

37.0

91.1

Accessions

Financial Performance

Revenue Analysis by Business Area

YTD DEC 2003

Revenue

% Accns

Accns

PPA

$Million

to  total

000

$

Genomic

Identity/Gene
Probes

All Genomic

Other Esoteric

Histology

All Genomic/
          Esoteric

Core

Total

283.2

2,323.9

2.6%

121.86

152.0

435.2

256.0

197.9

889.1

2,050.3

2,939.4

3,533.4

5,857.3

6,243.9

2,175.6

14,276.8

73,638.3

87,915.1

4.0%

6.6%

7.1%

2.5%

16.2%

83.8%

100.0%

43.02

74.30

41.01

90.96

62.28

27.84

33.43

YTD DEC 2004

Revenue

% Accns

Accns

$Million

to  total

000

296.8

2,529.8

2.8%

117.34

168.6

465.5

298.2

195.2

958.9

2,126.0

3,084.8

3,822.1

6,351.9

7,211.1

2,109.5

15,672.5

75,445.1

91,117.6

4.2%

7.0%

7.9%

2.3%

17.2%

82.8%

100.0%

44.12

73.28

41.35

92.53

61.18

28.18

33.86

PPA

$

(3.7%)

2.6%

(1.4%)

0.8%

1.7%

(1.8%)

1.2%

1.3%

04 vs 03

PPA

Incr/(Decr)

Financial Guidance for 2005

Revenue growth of approximately 7% to 8% compared to
2004, including in-year revenues of $25 to $35 million from
small acquisitions and/or new contracts

EBITDA margins in the range of 25.5% to 26.0% of
revenues

EPS in the range of $2.87 to $2.92 before the required
change in accounting related to the zero-coupon
subordinated notes.  After the accounting change, EPS in
the range of $2.72 to $2.77

Capital expenditures of between $110 and $125 million

Free cash flow of between $440 and $465 million

Financial Guidance for 2005
(cont’d.)

Net interest expense of approximately $32 million

A tax rate of approximately 41%, and

Bad debt rate of approximately 5.5% of sales for the year

Guidance does not include:

Share repurchases after December 31, 2004

Major acquisitions, other than US LABS

Possible significant contributions from new tests, and

The impact of new accounting for stock based
compensation

EPS - New Accounting for Shares Related to Zero
                                  Coupon-Subordinated Notes

Qtr 1

Qtr 2

Qtr 3

Qtr 4

YTD

2005:

Before

-

-

-

-

$2.87-$2.92

After

-

-

-

-

$2.72-$2.77

2004:

Before

$0.61

$0.70

$0.66

$0.61

$2.58

After

$0.58

$0.66

$0.63

$0.58

$2.45

2003:

Before

$0.51

$0.60

$0.58

$0.54

$2.22

After

$0.48

$0.57

$0.55

$0.52

$2.11

Note:  During the fourth quarter of 2004, the Company adopted the provisions of EITF No. 04-8 for its zero coupon-subordinated notes, including the retroactive restatement of all diluted earnings per share calculations for all periods presented.  The table above presents the amounts before and after restatement.  For a reconciliation of EPS before the required change in accounting to reported EPS for the three and twelve months ended December 31, 2004 and 2003, see Company’s 4th quarter 2004 earnings release furnished on Form 8-K on
February 15, 2005.

Free Cash Flow Investment
Strategy

Acquisitions

Stock repurchase program

Approximately $122 million remaining as
of December 31, 2004 under current
$250 million authorization

Since 2003, we have repurchased
approximately $528 million representing
approximately 14.4 million shares

Retain flexibility in utilizing remaining cash

Other Financial Information

For the Quarter and Year Ended December 31, 2004

Depreciation

Amortization

Capital expenditures

Bad debt as a percentage of sales

Q1

22.9

Zero coupon-subordinated notes

Revolving credit facility
        (weighted average)

Cash flows from operations

Effective interest rate on debt:

5 1/2% Senior Notes (including
      effect of interest rate swap)

Days sales outstanding

YTD
2004

$

93.0

$

10.3

42.7

20.2

95.0

147.6

538.1

6.75%

6.25%

2.00%

2.00%

5.38%

5.38%

1.95%

2.62%

54

52

$

$

$

$

$

$

($ in millions)

Q2

23.3

$

10.5

22.4

146.7

6.25%

2.00%

5.38%

2.21%

52

$

$

$

Q3

23.5

$

10.9

16.5

137.2

6.25%

2.00%

5.38%

2.62%

52

$

$

$

Q4

23.3

$

11.0

35.9

106.6

5.75%

2.00%

5.38%

2.62%

52

$

$

$